Exhibit 99.1

GARRITY MALKIN INDUSTRIAL PARTNERS I PORTFOLIO

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2013 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

GARRITY MALKIN INDUSTRIAL PARTNERS I PORTFOLIO

CONTENTS

Independent Auditors’ Report	1-2

Combined Statements of Revenues and Certain Expenses	3

Notes to Combined Statements of Revenues and Certain Expenses	4-6

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Plymouth Industrial REIT, Inc.

Report on the Financial Statement

We have audited the accompanying combined statement of revenues and certain expenses of Garrity Malkin Industrial Partners I Portfolio for the year ended December 31, 2013, and the related notes to the combined statement of revenues and certain expenses.

Management's Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this combined financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the combined financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

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Opinion

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses, described in Note 2, of Garrity Malkin Industrial Partners I Portfolio for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the combined financial statement, which describes that the accompanying combined financial statement was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and it is not intended to be a complete presentation of Garrity Malkin Industrial Partners I Portfolio’s combined revenues and certain expenses. Our opinion is not modified with respect to that matter.

/s/ Marcum LLP

Marcum LLP

Boston, MA
July 18, 2014

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GARRITY MALKIN INDUSTRIAL PARTNERS I PORTFOLIO

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2013 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

	Nine Months Ended
	September 30, 2014	Year Ended
	(Unaudited)	December 31, 2013
Revenues
Rental revenue	$519,325	$649,648
Tenant reimbursements	262,253	320,478
Total revenues	781,578	970,126

Certain expenses
Property operating expenses	164,882	160,411
Real estate taxes and insurance	208,047	275,840
General and administrative expenses	35,716	56,716

Total certain expenses	408,645	492,967

Revenues in excess of certain expenses	$372,933	$477,159

The accompanying notes are an integral part of the combined statements of revenues and certain expenses

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GARRITY MALKIN INDUSTRIAL PARTNERS I PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2013 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

NOTE 1 – DESCRIPTION OF PORTFOLIO

Garrity Malkin Industrial Partners I Portfolio (the “Portfolio”) consists of two fully- constructed industrial warehouse facilities, one located in Columbus, Ohio with approximately 77,000 square feet of rentable space and one located in Memphis, TN with approximately 202,000 square feet of rentable space. As of September 30, 2014, common control existed across all properties in the Portfolio. Plymouth Industrial REIT, Inc. (the “Company”) acquired the Portfolio on October 31, 2014 from Garrity Malkin Industrial Partners I, LLC.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying combined statements of revenues and certain expenses include the operations of the Portfolio and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues and certain expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Portfolio, have been excluded. Such items include depreciation, amortization, interest expense, interest income, and amortization of above-and below-market leases. Management is not aware of any material factors relating to the properties that would cause the reported financial information not to be indicative of future operating results.

INTERIM UNAUDITED INFORMATION

The combined statement of revenues and certain expenses for the nine months ended September 30, 2014 is unaudited. In the opinion of the Company, such statement reflects all adjustments necessary for a fair presentation of revenues and certain expenses in accordance with U.S. Securities and Exchange Commission’s Rule 3-14 as described above. All such adjustments are of a normal recurring nature.

USE OF ESTIMATES

The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ from these estimates.

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GARRITY MALKIN INDUSTRIAL PARTNERS I PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2013 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

REVENUE RECOGNITION

The Portfolio recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant reimbursements related to reimbursements of real estate taxes, insurance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred.

NOTE 3 – MINIMUM FUTURE LEASE RENTALS

There are various lease agreements in place with tenants to lease space in the Portfolio. As of September 30, 2014, the minimum future rentals receivable under noncancelable operating leases in each of the next five years and thereafter are as follows (unaudited):

Year Ending December 31,
2014 (nine months ending December 31, 2014)	$188,490
2015	627,828
2016	464,554
2017	410,156
2018	260,544
Thereafter	569,228
Total	$2,520,800

NOTE 4 – TENANT CONCENTRATIONS

As of December 31, 2013, one property is 50% and the other property is 90% occupied, respectively, by multi-tenants. As of September 30, 2014, both properties are 100% occupied by multi-tenants. As presented in the table below, the first multi-tenant property is occupied by three tenants with occupancy of 25%, 25%, and 50%, respectively, and the second multi-tenant property is occupied by seven tenants with occupancy of 20%, 7%, 14%, 5%, 26%, 21%, and 7%, respectively, as of September 30, 2014.

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GARRITY MALKIN INDUSTRIAL PARTNERS I PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2013 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

NOTE 4 – TENANT CONCENTRATIONS - CONTINUED

The following table summarizes the total revenues for each property:

			Nine Months
			Ended
			September 30,		Year Ended
			2014		December 31,
		Square	(Unaudited)		2013
	Tenants	Feet	($)%		($)%

8273 Green Meadows Drive	Multi-tenant	77,271	201,151	26%	235,623	24%
Shelby Drive	Multi-tenant	202,313	580,427	74%	734,503	76%

	Total	279,584	781,578	100%	970,126	100%

NOTE 5 – RELATED PARTY TRANSACTIONS

An affiliate of the previous owner of the Portfolio provided property management services to the two properties. The management fee was calculated at 3.5% of gross rent collected. Management fees amounted to $34,470 for the year ended December 31, 2013 and $27,379 for the nine months ended September 30, 2014 (unaudited).

NOTE 6 – SUBSEQUENT EVENTS

The Portfolio’s management evaluated subsequent events through July 18, 2014, the date the combined financial statements were available to be issued.

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